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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

The undersigned, in the capacities relative to Veeco Instruments Inc. ("Veeco") stated below, hereby appoints Edward H. Braun, John F. Rein, Jr. and Gregory A. Robbins, and each of them acting individually, his true and lawful attorneys in fact, with full power of substitution, to sign and file with the Securities and Exchange Commission (a) a Registration Statement on Form S-8 relating to the issuance of shares of common stock of Veeco upon the exercise of stock options assumed by Veeco in connection with the merger of CVC, Inc. into Veeco, (b) a Registration Statement on Form S-8 relating to the issuance of shares of common stock of Veeco upon the exercise of stock options granted under Veeco's 2000 Stock Option Plan and (c) any and all amendments, including post-effective amendments, to such Registration Statements.

In witness whereof, the undersigned has executed this Power of Attorney as of April 28, 2000.


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

                 SIGNATURE                                        TITLE
                 ---------                                        -----
             /s/ EDWARD H. BRAUN
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               Edward H. Braun                      Director, Chairman and Chief Executive Officer


           /s/ RICHARD A. D'AMORE
-------------------------------------------
             Richard A. D'Amore                     Director


            /s/ JOEL A. ELFTMANN
-------------------------------------------
              Joel A. Elftmann                      Director


           /s/ HEINZ K. FREIDRICH
-------------------------------------------
             Heinz K. Freidrich                     Director


               /s/ PAUL R. LOW
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                 Paul R. Low                        Director


            /s/ ROGER D. MCDANIEL
-------------------------------------------
              Roger D. McDaniel                     Director


            /s/ IRWIN H. PFISTER
-------------------------------------------
              Irwin H. Pfister                      Director


             /s/ WALTER J. SHERR
-------------------------------------------
               Walter J. Sherr                      Director


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